TCW/DW SMALL CAP GROWTH FUND
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   Following the extraordinary performance of fiscal-year 1995, TCW/DW Small Cap Growth Fund registered a total return of nearly 10 percent for the first half of its 1996 fiscal year (February 29 through August 31, 1996). On August 31, the Fund had net assets in excess of $270 million. The Fund owns shares of companies that, in the opinion of the portfolio managers, exhibit the potential to show earnings growth in excess of 30 percent on average, well above the 8 to 10 percent growth expected for the overall market.

THE MARKETPLACE

   The Fund's investment adviser, TCW Funds Management, Inc., has been particularly optimistic for the last 18 months, in large part because of the belief that low inflation and falling interest rates would be positive for the stock market. However, interest rates are driven more by inflation expectations, and it does not appear that economic growth will slow enough in the second half of 1996 to dampen those expectations. The good news is that the stronger economy will produce higher-than-expected corporate profit growth, which is expected to have a stabilizing impact on the stock market. In addition, since Federal Reserve Board tightening would eventually slow the economy and reduce inflation expectations, long-term interest rates are expected to decline over the next 6 to 12 months.

   Many forecasters believe that the stock market's upside is limited by rising inflation and higher interest rates. If long term rates were to rise toward the 8 percent level, price/earnings ratios would be negatively impacted and stock-market performance would suffer. However, it is the adviser's belief that the Fund's shareholders are better served by a portfolio management team that invests in rapidly growing companies at reasonable prices, as opposed to one that attempts to time the market. The Fund's focus on companies with rapidly growing earnings as a result of their competitive advantage, or a market niche that is insulated from the overall economy, should provide some downside cushion during periods of rising interest rates and compressed price/earnings ratios.

   Another important factor affecting stock valuations is the paradigm shift caused by demographic change. The baby boom generation that produced an explosion of consumer spending in the 1970's and 1980's, now faces the need to save for retirement. As savings and investment expand, we may witness the same impact on the prices of financial assets that baby boomers had on the prices of everything from automobiles and houses to hamburgers and tennis shoes. This demographic shift also makes it difficult to support the theory that the market is fully valued. According to the adviser, what will probably result is a dichotomy between the valuation of average companies having unimaginative managements and "me-too" product lines, and the valuation investors place on well-managed companies with exciting product stories and prospects for rapid growth. The adviser believes that the Fund is well positioned in the latter group of companies and hopes to take advantage of these exciting opportunities in the year ahead.

PERFORMANCE

   The Fund experienced strong performance in the first six months of its fiscal year rising 9.98 percent, more than double the total returns produced by both the Russell 2000 Small Stock Index (3.46 percent) and the NASDAQ (3.77 percent). The Fund also outperformed the Lipper Analytical Services, Inc. Small Company Growth Fund Index, which registered a total return of 5.53 percent. Since its inception on August 2, 1993, the Fund has provided an average annual total return of 20.72 percent, versus 12.34 percent for the Russell 2000, 15.40 percent for the NASDAQ and 15.03 percent for the Lipper Small Company Growth Fund Index.

   The best-performing industry groups for the Fund during the period under review were business services, leisure, financial services and retail.

THE PORTFOLIO

   Although the portfolio managers made a number of changes in the Fund's holdings over the last six months, there was no meaningful change in the weightings of the broad industry sectors. Weightings in such sectors as telecommunications, business services, leisure and financial services were increased, while exposure to healthcare, semiconductors, computer software and transportation was reduced.

   As mentioned earlier, the Fund remains invested in rapidly growing companies for which earnings power and growth rates are believed to be underestimated by Wall Street consensus. In order to minimize the impact of a slowing economy on the Fund's performance, the portfolio managers are emphasizing companies that focus on a specific market niche that is insulated from macroeconomic trends. The portfolio also holds a number of companies that are benefiting from strong new-product cycles that may lead to accelerating earnings.

   Some of the market niches that the Fund currently emphasizes include healthcare companies positioned to meet the intense pressure to lower costs; technology companies exploiting the trend toward client/server computing; service companies benefiting from the move to outsourcing; and telecommunications companies addressing the demand for increased bandwidth and other infrastructure enhancements that are necessary to move huge amounts of voice, video and data over fiber optic and copper wire cable. New-product cycles that drive the growth of many small companies include the explosion of opportunities that are tied to the development of the Internet, the creation of new drugs and medical devices, and new retail concepts that capture the attention of consumers with rising discretionary income.

OPPORTUNITIES IN SMALL-CAP STOCKS

   The adviser believes that small-cap stocks will outperform larger-cap stocks in the future. With the underperformance of small stocks over the last few years, they are now selling at lower price/earnings ratios than large cap stocks. More importantly, many small-cap companies are expected to have higher earnings growth over the next five years. The portfolio managers' methodology enables them to construct a portfolio of small companies that can benefit from a competitive advantage or focus on a market niche that insulates them from the overall economy.

LOOKING AHEAD

   Looking out 12 months and beyond, the adviser still believes that long-term interest rates will head back toward the 6.5 percent area and that inflation will remain low enough to justify this outlook. The adviser is also confident that small-cap growth stocks are poised to provide above-average long term returns. This outlook is enhanced by the fact that current valuations are unusually attractive in relation to expected rates of earnings growth.

   We appreciate your support of TCW/DW Small Cap Growth Fund and look forward to continuing to serve your financial needs and objectives.

                                          Very truly yours,

                                          /s/ Charles A. Fiumefreddo
                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited)
-----------------------------------------------------------------------------

 Number of
   Shares                                              Value
-----------                                      --------------
              COMMON STOCKS (92.6%)
              ADVERTISING (1.5%)
     3,800    Lamar Advertising Co.* ............... $    106,400
    94,950    Outdoor Systems, Inc. ................    4,011,637
                                                    --------------
                                                        4,118,037
                                                    --------------
              AUTO PARTS - ORIGINAL
               EQUIPMENT (0.2%)
    35,100    Dura Automotive Systems, Inc.*  ......      631,800
                                                    --------------
              BEVERAGES (0.4%)
    62,300    Odwalla, Inc.* .......................    1,020,162
                                                    --------------
              BIOTECHNOLOGY (0.8%)
     5,100    Aksys Ltd.* ..........................       57,375
   142,100    Neoprobe Corp.* ......................    2,095,975
                                                    --------------
                                                        2,153,350
                                                    --------------
              BROADCAST MEDIA (2.5%)
    40,400    Clear Channel Communications, Inc.*  .    3,327,950
    27,600    Lin Television Corp.* ................      986,700
    13,700    Premiere Radio Networks, Inc.*  ......      150,700
    19,800    Premiere Radio Networks, Inc.
               (Class A)* ..........................      215,325
    80,500    Westwood One, Inc.* ..................    1,378,562
    16,900    Young Broadcasting, Inc. (Class A)*  .      583,050
                                                    --------------
                                                        6,642,287
                                                    --------------
              COMMERCIAL SERVICES (6.7%)
   100,900    AccuStaff, Inc.* .....................    2,320,700
    44,700    Alternative Resources Corp.* .........    1,609,200
    25,900    America Online, Inc.* ................      783,475
    66,000    Cambridge Technology Partners,
               Inc.* ...............................    1,872,750
    59,800    Career Horizons, Inc.* ...............    2,085,525
    54,000    Corrections Corp. of America*  .......    1,741,500
    56,500    ICT Group, Inc.* .....................      875,750
    27,400    Pharmaceutical Product
               Development, Inc.* ..................      760,350
    70,100    Robert Half International, Inc.*  ....    2,313,300
   100,400    Romac International, Inc.* ...........    3,062,200
    21,300    Sylvan Learning Systems, Inc.*  ......      766,800
     1,500    The Vincam Group, Inc.* ..............       43,875
                                                    --------------
                                                       18,235,425
                                                    --------------
              COMMUNICATIONS -
               EQUIPMENT & SOFTWARE (4.7%)
    81,600    Ascend Communications, Inc.* .........    4,273,800
    88,200    Cascade Communications Corp.*  .......    5,997,600
    60,400    Premisys Communications, Inc.*  ......    2,340,500
                                                    --------------
                                                       12,611,900
                                                    --------------
              COMPUTER SERVICES (0.4%)
    47,800    META Group, Inc. ..................... $  1,135,250
                                                    --------------
              COMPUTER SOFTWARE (6.3%)
    67,100    Business Objects S.A. (ADR)*
               (France) ............................    1,140,700
    53,200    CBT Group PLC (ADR)* (Ireland)  ......    2,367,400
    56,100    Datastream Systems, Inc.* ............    1,654,950
   117,700    Epic Design Technology, Inc.*  .......    2,206,875
    52,300    Medic Computer Systems, Inc.*  .......    1,823,962
    12,800    Peoplesoft, Inc.* ....................      982,400
    56,223    Pure Atria Corp.* ....................    1,707,774
    35,850    Remedy Corp.* ........................    1,613,250
    58,200    Security Dynamics Technologies, Inc.*     3,797,550
                                                    --------------
                                                       17,294,861
                                                    --------------
              COMPUTER SOFTWARE &
               SERVICES (11.5%)
    14,100    ABR Information Services, Inc.*  .....      793,125
    35,200    Aspect Development, Inc.* ............      906,400
    29,410    Astea International, Inc.* ...........      227,927
     7,300    Check Point Software Technologies
               Ltd.* (Israel) ......................      177,937
    61,700    Citrix Systems, Inc.* ................    2,591,400
     4,900    Clarify, Inc.* .......................      204,575
    63,300    Computer Management Sciences, Inc.*  .    1,234,350
    52,300    CSG Systems International, Inc.*  ....    1,124,450
    27,100    DecisionOne Corp.* ...................      440,375



    20,200    First USA Paymentech, Inc.* ..........      762,550
    32,800    HNC Software, Inc.* ..................      975,800
   103,000    HPR, Inc.* ...........................    1,751,000
     1,500    I2 Technologies, Inc.* ...............       42,000
    32,600    INSO Corp.* ..........................    1,650,375
    66,400    Legato Systems, Inc.* ................    2,573,000
    82,400    Logic Works, Inc.* ...................      772,500
    23,000    MetaTools, Inc.* .....................      408,250
   239,200    National TechTeam, Inc.* .............    4,275,700
    12,400    NOVA Corp.* ..........................      359,600
    42,000    Planning Sciences International PLC
               (ADR)* (United Kingdom) .............      577,500
   104,200    Saville Systems Ireland PLC (ADR)*
               (Ireland) ...........................    2,956,675
    53,700    Segue Software, Inc.* ................      684,675
     1,500    Siebel Systems, Inc.* ................       61,500
   131,800    Summit Medical Systems, Inc.*  .......    2,207,650
    10,400    Sykes Enterprises, Inc.* .............      465,400
    24,700    Transition Systems, Inc.* ............      555,750
     4,400    Verilink Corp.* ......................      110,000
    30,300    Viasoft, Inc.* .......................    1,795,275
    32,100    Workgroup Technology Corp.* ..........      529,650
                                                    --------------
                                                       31,215,389
                                                    --------------

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) (continued)

 Number of
   Shares                                              Value
-----------                                       --------------
            COMPUTERS (1.0%)
   134,100  Lumisys, Inc.* .......................  $ 1,458,337
    47,200  Network Appliance, Inc.* .............    1,309,800
                                                  --------------
                                                      2,768,137
                                                  --------------
            ELECTRICAL EQUIPMENT (2.0%)
    44,100  ANADIGICS, Inc.* .....................    1,411,200
    35,450  Baldor Electric Co. ..................      735,587
    67,400  Cidco, Inc.* .........................    1,533,350
    76,500  C.P. Clare Corp.* ....................    1,147,500
    25,500  Sheldahl, Inc.* ......................      478,125
                                                  --------------
                                                      5,305,762
                                                  --------------
            ELECTRONICS (1.4%)
    96,600  Gemstar International Group Ltd.*  ...    2,704,800
    48,100  Lernout & Hauspie Speech Products NV*
             (Belgium) ...........................    1,070,225
     6,900  SRS Labs, Inc.* ......................       81,937
                                                  --------------
                                                      3,856,962
                                                  --------------
            ELECTRONICS - SEMICONDUCTORS/
             COMPONENTS (0.9%)
    77,400  Maxim Integrated Products, Inc.*  ....    2,370,375
                                                  --------------
            ENTERTAINMENT (1.2%)
    39,600  Penske Motorsports, Inc.* ............    1,069,200
    60,000  Regal Cinemas, Inc.* .................    2,190,000
     1,600  Silicon Gaming, Inc.* ................       15,600
                                                  --------------
                                                      3,274,800
                                                  --------------
            ENTERTAINMENT/GAMING (1.4%)
   126,400  Family Golf Centers, Inc.* ...........    3,697,200
                                                  --------------
            ENVIRONMENTAL CONTROL (0.8%)
    53,600  Culligan Water Technologies, Inc.*  ..    2,056,900
                                                  --------------
            FINANCIAL SERVICES (1.5%)
    69,500  Envoy Corp.* .........................    2,276,125
    58,700  Imperial Credit Industries, Inc.*  ...    1,753,663
                                                  --------------
                                                      4,029,788
                                                  --------------
            HEALTH EQUIPMENT & SERVICES (0.3%)
     1,200  IDX Systems Corp.* ...................       33,900
    28,000  Thermolase Corp.* ....................      644,000
                                                  --------------
                                                        677,900
                                                  --------------
            HEALTHCARE (0.5%)
    30,100  Oxford Health Plans, Inc.* ...........    1,369,550
                                                  --------------
            HEALTHCARE PRODUCTS & SERVICES (4.3%)
    70,350  Access Health, Inc.* .................  $ 3,570,263
    31,800  AmeriSource Health Corp. (Class A)*  .    1,212,375
    90,900  Orthodontic Centers of America, Inc.*     3,386,025
    36,900  Pediatrix Medical Group, Inc.*  ......    1,660,500
    20,100  Urocor, Inc.* ........................      276,375
    74,300  Veterinary Centers of America, Inc.*      1,541,725
                                                  --------------
                                                     11,647,263
                                                  --------------
            HOSPITAL MANAGEMENT & HEALTH
             MAINTENANCE ORGANIZATIONS (3.3%)
    42,200  Express Scripts, Inc. (Class A)*  ....    1,339,850
   110,100  Medcath, Inc.* .......................    1,940,513
    65,000  MedPartners/Mullikin, Inc.* ..........    1,348,750
    76,425  PhyCor, Inc.* ........................    2,483,813
    43,000  Total Renal Care Holdings, Inc.*  ....    1,768,375
                                                  --------------
                                                      8,881,301
                                                  --------------
            HOTELS (0.1%)
     9,300  Interstate Hotels Co.* ...............      219,713
                                                  --------------
            HOUSEHOLD FURNISHINGS & APPLIANCES
             (0.2%)
    31,200  Heilig-Meyers Co. ....................      553,800
                                                  --------------





            HOUSEHOLD PRODUCTS (2.3%)
    50,000  Blyth Industries, Inc.* ..............    2,300,000
    80,200  Diamond Home Services, Inc.* .........    2,466,150
    48,500  USA Detergents, Inc.* ................    1,479,250
                                                  --------------
                                                      6,245,400
                                                  --------------
            INSURANCE (1.5%)
    55,000  Amerin Corp.* ........................    1,237,500
    46,200  Capmac Holdings, Inc. ................    1,351,350
    43,200  Gallagher (Arthur J.) & Co. ..........    1,468,800
                                                  --------------
                                                      4,057,650
                                                  --------------
            LIFE INSURANCE (1.4%)
    65,200  CRA Managed Care, Inc.* ..............    2,868,800
    40,100  First Commonwealth, Inc.* ............      952,375
                                                  --------------
                                                      3,821,175
                                                  --------------
            MANUFACTURING (0.7%)
    62,600  Memtec Ltd. (ADR) (Australia)  .......    1,924,950
                                                  --------------
            MEDICAL EQUIPMENT (0.4%)
    33,300  Thermo Cardiosystems, Inc.* ..........    1,136,363
                                                  --------------

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) (continued)

 Number of
   Shares                                              Value
-----------                                       --------------
            MEDICAL PRODUCTS &
             SUPPLIES (3.3%)
   162,100  IRIDEX Corp.* ........................  $ 1,539,950
    25,000  Lincare Holdings, Inc.* ..............      925,000
    60,000  Omnicare, Inc. .......................    1,470,000
   101,600  Safeskin Corp.* ......................    3,251,200
    53,200  Sola International, Inc.* ............    1,862,000
                                                  --------------
                                                      9,048,150
                                                  --------------
            MEDICAL SERVICES (0.8%)
    75,300  Gulf South Medical Supply, Inc.*  ....    1,628,363
    39,200  Housecall Medical Resources, Inc.*  ..      279,300
     6,600  Sunrise Assisted Living, Inc.*  ......      169,950
                                                  --------------
                                                      2,077,613
                                                  --------------
            OFFICE EQUIPMENT & SUPPLIES (0.5%)
    47,600  Viking Office Products, Inc.*  .......    1,225,700
                                                  --------------
            OIL EQUIPMENT & SERVICES (0.7%)
    55,700  Newpark Resources, Inc.* .............    2,012,162
                                                  --------------
            PHARMACEUTICALS (2.1%)
    62,000  Dura-Pharmaceuticals, Inc.* ..........    2,139,000
    48,400  Fuisz Technologies, Ltd.* ............      834,900
    81,500  Matrix Pharmaceutical, Inc.* .........      998,375
    44,200  Vivus, Inc.* .........................    1,547,000
                                                  --------------
                                                      5,519,275
                                                  --------------
            PUBLISHING (1.7%)
   120,000  Gartner Group, Inc. (Class A)*  ......    3,720,000
    39,700  Scientific Games Holding Corp.*  .....      992,500
                                                  --------------
                                                      4,712,500
                                                  --------------
            REAL ESTATE INVESTMENT TRUST (0.7%)
    75,800  Redwood Trust, Inc. ..................    2,027,650
                                                  --------------
            RESTAURANTS (2.3%)
    30,700  Apple South, Inc. ....................      637,025
    86,800  Boston Chicken Inc.* .................    3,005,450
    27,300  Einstein/Noah Bagel Corp.* ...........      832,650
    37,500  Papa John's International, Inc.*  ....    1,696,875
                                                  --------------
                                                      6,172,000
                                                  --------------
            RETAIL (1.4%)
    52,200  Cost Plus, Inc.* .....................    1,396,350
    67,400  Stein Mart, Inc.* ....................    1,381,700
    32,800  Tiffany & Co. ........................    1,143,900
                                                  --------------
                                                      3,921,950
                                                  --------------
            RETAIL - DEPARTMENT STORES (0.9%)
    43,100  Dollar Tree Stores, Inc.* ............    1,357,650
    27,300  Proffitt's Inc.* .....................    1,105,650
                                                  --------------
                                                      2,463,300
                                                  --------------
            RETAIL - SPECIALTY (6.3%)
    75,200  Bed Bath & Beyond, Inc.* .............  $ 1,701,400
   131,000  Corporate Express, Inc.* .............    4,912,500
    43,000  Marks Bros. Jewelers, Inc.* ..........    1,021,250
    93,300  Mossimo, Inc.* .......................    4,233,488
    71,300  Oakley, Inc.* ........................    2,923,300
    78,400  PetSmart, Inc.* ......................    2,136,400
                                                  --------------
                                                     16,928,338
                                                  --------------
            RETAIL - SPECIALTY APPAREL (3.1%)
    28,900  Designer Holdings Ltd.* ..............      639,413
     7,000  Donna Karan International, Inc.*  ....      171,500
    84,050  Just For Feet, Inc.* .................    3,729,719
    27,400  K & G Men's Center, Inc.* ............      619,925
   119,400  Kenneth Cole Productions, Inc.
             (Class A)* ..........................    2,328,300
    90,200  Marisa Christina, Inc.* ..............      856,900
                                                  --------------
                                                      8,345,757
                                                  --------------
            SEMICONDUCTORS (0.9%)
    37,400  Aspen Technology, Inc.* ..............    2,552,550
                                                  --------------





            TELECOMMUNICATION EQUIPMENT (2.1%)
     5,400  Boston Communications Group, Inc.*  ..       89,100
    90,000  Inter-Tel, Inc.* .....................    1,845,000
    41,900  Natural Microsystems Corp.* ..........    1,717,900
    40,000  Teltrend, Inc.* ......................    1,870,000
                                                  --------------
                                                      5,522,000
                                                  --------------
            TELECOMMUNICATIONS (3.2%)
    93,400  LCI International, Inc.* .............    3,304,025
    49,800  McLeod, Inc. (Class A)* ..............    1,437,975
    50,000  Omipoint Corp.* ......................    1,362,500
   132,200  Winstar Communications, Inc.*  .......    2,528,325
                                                  --------------
                                                      8,632,825
                                                  --------------
            TRANSPORTATION (0.9%)
    72,600  Miller Industries, Inc.* .............    2,432,100
                                                  --------------
            TRANSPORTATION - MISCELLANEOUS (0.6%)
    32,900  Pittston Brink's Group ...............      929,425
    45,400  United TransNet, Inc.* ...............      590,200
                                                  --------------
                                                      1,519,625
                                                  --------------
            TRANSPORTATION - SHIPPING (0.6%)
   38,600   Atlas Air, Inc.* .....................    1,727,350
                                                  --------------
            WHOLESALE DISTRIBUTOR (0.3%)
   36,200   NuCo2 Inc.* ..........................      941,200
                                                  --------------
            TOTAL COMMON STOCKS
             (IDENTIFIED COST $186,713,952)  .....  250,735,495
                                                  --------------

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) (continued)

 Principal
 Amount (In
 Thousands)                                         Value
-----------                                    --------------
            SHORT-TERM INVESTMENTS (7.7%)
            COMMERCIAL PAPER (a) (4.3%)
            AUTOMOTIVE - FINANCE (0.7%)
   $1,880   Toyota Motor Credit Corp. 5.25%
             due 09/20/96 .....................  $ 1,874,791
                                               --------------
            BANKS - THRIFT INSTITUTIONS (1.8%)
    5,000   Student Loan Corp. 5.27% due
             09/03/96 .........................    4,998,536
                                               --------------
            ENTERTAINMENT (1.8%)
    5,000   Walt Disney Co. 5.17% due 09/03/96     4,998,564
                                               --------------
            TOTAL COMMERCIAL PAPER
             (AMORTIZED COST $11,871,891)  ....   11,871,891
                                               --------------
            REPURCHASE AGREEMENT (3.4%)
    9,068   The Bank of New York 5.125% due
             09/03/96 (dated 08/30/96;
             proceeds $9,073,519;
             collateralized by $9,477,248
             Federal Mortgage Acceptance Corp.
             11.00% due 07/25/18 valued at
             $9,249,722) (Identified Cost
             $9,068,355) ......................    9,068,355
                                               --------------
            TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $20,940,246)  ...   20,940,246
                                               --------------

                                                    Value
                                               --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $207,654,198) (b) .   100.3%   $271,675,741
LIABILITIES IN EXCESS
OF OTHER ASSETS ...................     (0.3)       (998,338)
                                     --------  --------------
NET ASSETS ........................    100.0%   $270,677,403
                                     ========  ==============
------------

ADR American Depository Receipt.

 *  Non-income producing security.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $76,869,786 and the aggregate gross unrealized depreciation was $12,848,243, resulting in net unrealized appreciation of $64,021,543.

                      See Notes to Financial Statements

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996 (unaudited)
-----------------------------------------------------------------------------
 ASSETS:
Investments in securities, at value
 (identified cost $207,654,198) ...........   $271,675,741
Receivable for:
 Shares of beneficial interest sold  ......      1,244,331
 Investments sold .........................        914,250
 Interest .................................          2,582
 Dividends ................................          1,723
Deferred organizational expenses ..........         69,592
Prepaid expenses ..........................         89,130
                                            --------------
   TOTAL ASSETS ...........................    273,997,349
                                            --------------
LIABILITIES:
Payable for:
 Investments purchased ....................      2,659,260
 Plan of distribution fee .................        202,699
 Shares of beneficial interest repurchased         167,782
 Management fee ...........................        132,381
 Investment advisory fee ..................         88,254
Accrued expenses ..........................         69,570
                                            --------------
   TOTAL LIABILITIES ......................      3,319,946
                                            --------------
NET ASSETS:
Paid-in-capital ...........................    211,346,313
Net unrealized appreciation ...............     64,021,543
Net investment loss .......................     (1,835,096)
Accumulated net realized loss .............     (2,855,357)
                                            --------------
   NET ASSETS .............................   $270,677,403
                                            ==============
NET ASSET VALUE PER SHARE, 15,159,640
 shares outstanding (unlimited shares
 authorized of $.01 par value) ............   $      17.86
                                            ==============

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the six months ended August 31, 1996 (unaudited)
-----------------------------------------------------------------------------
NET INVESTMENT INCOME:
INCOME
 Interest .................................   $    483,187
 Dividends ................................         65,360
                                            --------------
   TOTAL INCOME ...........................        548,547
                                            --------------
EXPENSES
 Plan of distribution fee .................        942,545
 Management fee ...........................        687,469
 Investment advisory fee ..................        458,313
 Transfer agent fees and expenses  ........        133,745
 Registration fees ........................         51,203
 Professional fees ........................         31,984
 Shareholder reports and notices ..........         22,144
 Trustees' fees and expenses ..............         19,679
 Organizational expenses ..................         18,293
 Custodian fees ...........................         15,002
 Other ....................................          3,266
                                            --------------
   TOTAL EXPENSES .........................      2,383,643
                                            --------------
   NET INVESTMENT LOSS ....................     (1,835,096)
                                            --------------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain ........................        682,805
 Net change in unrealized appreciation  ...      9,453,812
                                            --------------
   NET GAIN ...............................     10,136,617
                                            --------------
   NET INCREASE ...........................   $  8,301,521
                                            ==============





STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                                      For the six         For the
                                                                                     months ended       year ended
                                                                                    August 31, 1996  February 29, 1996
                                                                                    ---------------  -----------------
                                                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment loss .............................................................   $ (1,835,096)     $ (1,802,446)
  Net realized gain ...............................................................        682,805         7,848,331
  Net change in unrealized appreciation ...........................................      9,453,812        43,257,394
                                                                                    ---------------  -----------------
   Net increase ...................................................................      8,301,521        49,303,279
 Net increase from transactions in shares of beneficial interest ..................    109,010,169        34,078,291
                                                                                    ---------------  -----------------
   Total increase .................................................................    117,311,690        83,381,570
NET ASSETS:
 Beginning of period ..............................................................    153,365,713        69,984,143
                                                                                    ---------------  -----------------
 END OF PERIOD (Including a net investment loss of $1,835,096 and $0,
 respectively) ....................................................................   $270,677,403      $153,365,713
                                                                                    ===============  =================

                      See Notes to Financial Statements

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Small Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     A. Valuation of Investments--(1) An equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

     C. Federal Income Tax Status--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) (continued)
-----------------------------------------------------------------------------

     E. Organizational Expenses--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $170,413 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION--Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) (continued)
-----------------------------------------------------------------------------

   Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $10,763,230 at August 31, 1996.

   Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

   The Distributor has informed the Fund that for the six months ended August 31, 1996, it received approximately $220,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1996 aggregated $137,742,557 and $43,905,788, respectively.

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $3,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                           For the six                      For the
                          months ended                    year ended
                         August 31, 1996               February 29, 1996
                 -----------------------------  -----------------------------
                           (unaudited)
                     Shares          Amount         Shares          Amount
                 -------------  --------------  -------------  --------------
Sold ...........    7,136,522     $134,730,423     4,601,760     $ 63,324,377
Repurchased  ...   (1,417,773)     (25,720,254)   (2,231,274)     (29,246,086)
                 -------------  --------------  -------------  --------------
Net increase  ..    5,718,749     $109,010,169     2,370,486     $ 34,078,291
                 =============  ==============  =============  ==============

7. FEDERAL INCOME TAX STATUS--At February 29, 1996, the Fund had a net capital loss carryover of approximately $3,538,000 which will be available through February 28, 2003 to offset future capital gains to the extent provided by regulations.

   As of February 29, 1996, the Fund had permanent book/tax differences attributable to a net opera ting loss.

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                   For the period
                                            For the six         For the            For the         August 2, 1993*
                                           months ended       year ended         year ended           through
                                          August 31, 1996  February 29, 1996  February 28, 1995  February  28, 1994
                                          ---------------  -----------------  -----------------  -----------------
                                             (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...      $16.24            $ 9.90             $ 10.30           $10.00
                                          ---------------  -----------------  -----------------  -----------------
Net investment loss .....................       (0.12)            (0.19)              (0.18)           (0.07)
Net realized and unrealized gain (loss)          1.74              6.53               (0.22)            0.37
                                          ---------------  -----------------  -----------------  -----------------
Total from investment operations  .......        1.62              6.34               (0.40)            0.30
                                          ---------------  -----------------  -----------------  -----------------
Net asset value, end of period ..........      $17.86            $16.24             $  9.90           $10.30
                                          ===============  =================  =================  =================
TOTAL INVESTMENT RETURN+ ................        9.98 %(1)        64.04 %             (3.88)%           3.00 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................        2.08 %(2)         2.32 %              2.57 %           2.18 %(2)(3)
Net investment loss .....................       (1.60)%(2)        (1.75)%             (2.04)%          (1.75)%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $270,677          $153,366            $69,984           $68,209
Portfolio turnover rate .................          21 %(1)           52 %               116 %             69 %(1)
Average commission rate paid ............     $0.0573              --                 --               --

------------
 *  Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all its expenses that were assumed or reimbursed by the Manager and Adviser, the above annualized expense and net investment loss ratios would have been 2.78% and (2.35)%, respectively.

                      See Notes to Financial Statements

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Charles Larsen
Vice President

Douglas S. Foreman
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW
SMALL CAP
GROWTH FUND

[GRAPHIC OMITTED]

SEMI-ANNUAL REPORT
AUGUST 31, 1996